UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 19, 2006 (July 19, 2006)


                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     01-13031                   62-1674303
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


111 Westwood Place, Suite 200, Brentwood, TN                         37027
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   (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (615) 221-2250


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

       In a press release dated July 19, 2006, American Retirement Corporation ("ARC") announced that at a special meeting of shareholders held on July 19, 2006 in Brentwood, Tennessee, ARC shareholders approved the Agreement and Plan of Merger, dated as of May 12, 2006, by and among Brookdale Senior Living Inc., Beta Merger Sub Corporation, a direct wholly-owned subsidiary of Brookdale Senior Living Inc., and ARC, pursuant to which Beta Merger Sub Corporation will merge with and into ARC, with ARC becoming a wholly-owned subsidiary of Brookdale Senior Living Inc. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

Exhibits

       99.1     Press Release dated July 19, 2006









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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMERICAN RETIREMENT CORPORATION


Date: July 19, 2006                   By: /s/ Bryan D. Richardson
                                          --------------------------------------
                                          Bryan D. Richardson
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

                                  EXHIBIT INDEX


       99.1     Press Release dated July 19, 2006